NINTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                            DATED FEBRUARY 13, 1997
                                by and between
         VESTAR DEVELOPMENT CO., an Arizona corporation ("PURCHASER"),
                                      and
                 GLENDALE FASHION CENTER LIMITED PARTNERSHIP,
                  an Illinois limited partnership ("SELLER")

                                   RECITALS

     A. The parties have entered into the above-described Agreement of Purchase and Sale, as amended by the First through Eighth Amendments ("Agreement").

     B. The parties now wish to further amend the Agreement in the manner set forth below.

     1. Paragraph 30 of the Agreement, as added by the Eighth Amendment, is amended by deleting such paragraph and substituting the following language therefor.

      30. EXTENSION OF CLOSING.    Purchaser shall have the option to extend
the date of Closing for up to six consecutive thirty (30) day periods subject to the provisions of this Paragraph. In the event that Purchaser elects to exercise its option pursuant to this Paragraph, Purchaser shall provide Seller and Escrow Agent with three business days' advance written notice from the date of the Closing of its intention to extend the Closing Date. Such notice, in each instance, shall be accompanied by a check made out to the Escrow Agent (or an electronic fund transfer into the account of the Escrow Agent) in the following amounts: first thirty (30)-day extension $75,000; second thirty
(30)-day extension, an additional $75,000; third thirty-(30) day extension, an additional $100,000; fourth (30)-day extension, an additional $100,000; fifth thirty (30)-day extension, an additional $100,000; and sixth thirty (30)-day extension, an additional $100,000. In the event that Purchaser exercises any or all of its extensionsoptions pursuant to the terms of this paragraph, the amounts deposited as set forth in the preceding sentence shall be held in accordance with the Escrow Agreement and shall be nonrefundable except in the case of Seller default under this Agreement. In the event the transaction contemplated herein Closes, all amounts deposited into Escrow pursuant to this paragraph, if any, shall be credited against the purchase price at Closing. Purchaser shall have no right to extend the Closing beyond September 27, 1997.

     2.   The following is hereby added as paragraph 31 of the Agreement.

          Purchaser has advised Seller of its possible desire to conduct demolition/asbestos removal prior to Close of Escrow. Seller will permit such demolition/asbestos subject to the entry into of an agreement acceptable to Seller in its sole and absolute discretion.

     3. All capitalized terms used in this Ninth Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement or the Escrow Agreement.
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     4.   Except as modified herein, the Agreement, as amended by this
Amendment,  shall remain in full force  and effect.

     5. This Ninth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     6. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Ninth Amendment shall be enforceable against such party as an original. The parties hereto further agree that this Ninth Amendment shall be enforceable by and between the Purchaser and Seller prior to the execution of this Ninth Amendment by Escrow Agent.

     7. The proration date will stay at July 31, 1997 no matter if the closing date is extended until September 27, 1997. Additionally, the expiration period for the representation and warranties will expire on November 30, 1997.

                         SELLER: GLENDALE FASHION CENTER LIMITED PARTNERSHIP, an Illinois limited partnership

                                   By:  Glendale Fashion Center Partners, Inc.,
                                   an Illinois corporation, its general partner

                                   By:   /s/ John K. Powell, Jr.
                                        ----------------------------------
                                   Name:     John K. Powell, Jr.
                                        ----------------------------------
                                   Its:      Senior Vice President
                                        ----------------------------------



                      PURCHASER:   VESTAR DEVELOPMENT CO.,
                                   an Arizona corporation

                                   By:   /s/ David J. Larcher
                                        ----------------------------------
                                   Name:     David J. Larcher
                                        ----------------------------------
                                   Its:      Vice President
                                        ----------------------------------
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